FTVIP-2 SAI 12/09

SUPPLEMENT DATED DECEMBER 7, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009, AS PREVIOIUSLY AMENDED
OF
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Large Cap Value Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Value Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Strategic Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund – maturing in December 2010
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund

Templeton Global Bond Securities Fund
Templeton Growth Securities Fund

The Statement of Additional Information is amended as follows:

I.	For Templeton Developing Markets Securities Fund, under the heading “The Fund also may,” on page 35, the following is added:

•	invest in participatory notes up to 5% of its net assets;

II     In the section titled “Glossary of Securities, Investment Techniques and Their Risks,“ the following paragraph is added to the section titled “Equity Securities:”

PARTICIPATORY NOTES.     A participatory note, as used by the Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Fund’s investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Participatory notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument, the Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The participatory notes represent unsecured, unsubordinated contractual rights of the issuer of the participatory notes. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk. While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

III.

The sub-advisory agreement between Franklin Mutual Advisers LLC and Franklin Templeton Investment Management Limited (Investment Management), on behalf of Mutual Global Discovery Securities Fund is terminated effective as of the close of business on December 4, 2009, and reference to Investment Management is deleted from the tables on pages 127 and 134.

IV.	The names of Anne E. Gudefin, Charles M. Lahr and Mandana Hormozi are deleted from the list under the title “Other Accounts Managed by the Portfolio Managers on page 136.

Please keep this supplement for future reference.